THE VICTORY VARIABLE INSURANCE FUNDS

Diversified Stock Fund

Supplement dated May 30, 2006 to the

Statement of Additional Information (“SAI”) dated April 13, 2006

1.               The following information is added to the section entitled “Advisory and Other Contracts — Disclosure of Portfolio Holdings — Ongoing Arrangements to Disclose Portfolio Holdings,” which begins on p. 31:

PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, may examine the Funds’ portfolio holdings information twice annually without prior notice to the Funds, in accordance with Rule 17f-2 under the Investment Company Act of 1940, as amended.

2.               The following modifies the section of the SAI entitled “Trustee and Officers — Officers” which begins on p. 27:

As of May 2006, Michael Policarpo, II, has assumed the office of Vice President. Mr. Policarpo’s principal occupation during the prior five years has been as Managing Director of the Adviser (since July 2005), Vice President of Finance, Gartmore Global Investments, Inc. (August 2004-July 2005), Chief Financial Officer of Advisor Services, Gartmore Global Investments, Inc. (August 2003-August 2004), and Corporate Controller, Gartmore Global Investments, Inc. (June 2000-August 2003). Mr. Policarpo is currently 32 years old.

As of May 2006, David L. Hughes resigned from the office of Treasurer. Christopher E. Sabato, formerly the Trust’s Assistant Treasurer, has been designated Treasurer.

As of May 2006, Alaina Metz has resigned from the office of Assistant Secretary.

As of May 2006, John A. Danko resigned from the office of Vice President.